UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 19, 2015

Date of Report

(Date of earliest event reported)

SYNCHRONY FINANCIAL

(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road, Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

(203) 585-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Synchrony Financial is filing this Current Report on Form 8-K to provide certain pro forma financial information for the year ended December 31, 2014 required to be incorporated by reference into the Registration Statement on Form S-4 to be filed on or about the date of this report. Our planned filing of the Registration Statement on Form S-4 requires us to update our previously filed pro forma financial information that give effect to certain transactions entered into in connection with our initial public offering, in order to show the effects of these transactions for the year ended December 31, 2014. These transactions are outlined in Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

Unaudited pro forma condensed consolidated and combined statement of earnings for the year ended December 31, 2014, and notes related thereto, are filed as Exhibit 99.1 hereto.

(d) Exhibits

Number	Description

99.1	Pro forma financial information (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: October 19, 2015	By:	/s/ Jonathan Mothner
	Name:	Jonathan Mothner
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description

99.1	Pro forma financial information (filed herewith)

4